UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION
                     13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                         Date of Report: July 25, 1997

                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                Virginia                           52-1889548
        (State of Incorporation)                (I.R.S. employer
                                               identification no.)

12301 Old Columbia Pike, Silver Spring MD  20904        (301) 680-4343
   (Address of principal executive offices)      (Registrant's telephone number)

                                      N/A

         (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisitions or Disposition of Assets

         On May 22, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. (the "Partnership") completed the acquisition of a 81-room Comfort Inn hotel and a 51-room Holiday Inn Express hotel located in Gettysburg, Pennsylvania. The Comfort Inn property was purchased from 344 Associates for an aggregate purchase price of $4,325,000. The Holiday Inn Express property was purchased from 144 Associates for an aggregate purchase price of $2,725,000. The purchase price for both hotels was financed through the use of borrowings from the Partnership's credit facility. Contemporaneous with the purchase, the Partnership leased the properties to Humphrey Hospitality Management, Inc. pursuant to percentage leases. The properties will continue to be operated as a hotel properties.

         On May 29, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. completed the acquisition of a 65-room Comfort Inn hotel located in Chambersburg, Pennsylvania. The property was purchased from 544 Associates for an aggregate purchase price of $2,600,000. The purchase price was financed through the use of borrowings from the Partnership's credit facility. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

         On June 10, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. completed the acquisition of a 83-room Holiday Inn Express hotel located in Allentown, Pennsylvania. The property was purchased from 644 Associates for an aggregate purchase price of $3,750,000. The purchase price was financed through the use of borrowings from the Partnership's credit facility. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) The following financial statements of the properties acquired and described in Item 2 are contained at pages 4 through 6.

                     The Acquisition Hotels
                           Independent Auditors' Report;
                           Historical Summary of Combined Gross Revenue and
                               Direct Operating Expenses; and
                           Note to Historical Summary of Combined Gross Revenue
                               and Direct Operating Expenses.

         (b)      The following pro forma financial statements required by
                  Article 11 of Regulation S-X for Humphrey Hospitality Trust, Inc. and Humphrey Hospitality Management, Inc. are contained at pages 7 through 21.

                           Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996 for Humphrey Hospitality Trust, Inc.;

                           Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1997 for Humphrey Hospitality Trust, Inc.;

                           Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1996 for Humphrey Hospitality Trust, Inc.;

                           Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 for Humphrey Hospitality Trust, Inc.;

                           Pro Forma Condensed Statement of Operations for the year ended December 31, 1996 for Humphrey Hospitality Management, Inc.; and

                           Pro Forma Condensed Statement of Operations for the three months ended March 31, 1997 for Humphrey Hospitality Management, Inc.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Humphrey Hospitality Trust, Inc.

         We have audited the accompanying Historical Summary of Combined Gross Revenue and Direct Operating Expenses (the Historical Summary) of the Holiday Inn Express - Allentown, Holiday Inn Express - Gettysburg, Comfort Inn - Gettysburg, and the Comfort Inn - Chambersburg hotels (collectively, The Acquisition Hotels), for the year ended December 31, 1996. The Historical Summary is the responsibility of the management of The Acquisition Hotels. Our responsibility is to express an opinion on the Historical Summary based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Humphrey Hospitality Trust, Inc.) as described in Note 1 to the Historical Summary, and is not intended to be a complete presentation of The Acquisition Hotels' revenue and expenses.

         In our opinion, such Historical Summary presents fairly, in all material respects, the gross revenue and direct operating expenses of The Acquisition Hotels for the year ended December 31, 1996, in conformity with the accounting principles described in Note 1.

Baltimore, Maryland
May 17, 1997

                             The Acquisition Hotels

                  HISTORICAL SUMMARY OF COMBINED GROSS REVENUE
                         AND DIRECT OPERATING EXPENSES

                   Year ended December 31, 1996 and the three
                    months ended March 31, 1997 (Unaudited)

                                                               Three months
                                              December          ended March
                                              31, 1996            31, 1997
                                           -------------     ------------------
                                                                (Unaudited)

Gross revenue                              $   4,646,349        $   613,665
                                            ------------         ----------

Direct operating expenses

    Salaries and wages                         1,011,779            233,689
    Room expenses                                279,495             48,678
    Utilities                                    230,477             48,507
    Repairs and maintenance                      111,125             27,557
    Administration                               196,067             53,743
    Marketing and promotion                      227,898             39,713
    Telephone                                     52,426              5,173
    Franchise fees                               376,766             40,041
    Taxes and insurance                          195,501             17,100
    Land lease                                    35,000              8,750
                                            ------------         ----------

        Total direct operating expenses        2,716,534            522,951
                                            ------------         ----------

        EXCESS (DEFICIENCY) OF REVENUE
            OVER EXPENSES                  $   1,929,815        $    90,714
                                            ============         ==========

                             The Acquisition Hotels

                     NOTE TO HISTORICAL SUMMARY OF COMBINED
                  GROSS REVENUE AND DIRECT OPERATING EXPENSES

                               December 31, 1996

Note 1.  Basis of Presentation

    The Historical Summary of Combined Gross Revenue and Direct Operating Expenses (the Historical Summary) relates to the operations of four hotel properties as follows:

                                       # of                                                 Date of
        Acquisition Hotels            Rooms               Location                        Acquisition
----------------------------------  ----------   ------------------------------------   ----------------
Holiday Inn Express                     51       Gettysburg, Pennsylvania                   5/22/97

Comfort Inn                             81       Gettysburg, Pennsylvania                   5/22/97

Comfort Inn                             65       Chambersburg, Pennsylvania                 5/29/97

Holiday Inn Express                     83       Allentown, Pennsylvania                    6/10/97

    The above hotels, collectively referred to as The Acquisition Hotels were acquired from unaffiliated parties by Humphrey Hospitality Trust, Inc. through its partnership, Humphrey Hospitality Limited Partnership (the Partnership).

    The Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for real estate operations acquired or to be acquired. The Historical Summary is not representative of the actual operations for the year presented, as certain revenue and expenses which are not comparable to the proposed future operations of the Acquisition Hotels have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization and other indirect costs not directly related to the future operations of the Acquisition Hotels.

    Revenue is recognized as earned.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                           (Unaudited, in thousands)

         This unaudited pro forma condensed consolidated balance sheet of Humphrey Hospitality Trust, Inc. (the Company) is presented as if the acquisition of the Acquisition Hotels had occurred on December 31, 1996. Such pro forma information is based upon the consolidated balance sheet of Humphrey Hospitality Trust, Inc. as of December 31, 1996. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1996, previously filed with the Securities and Exchange Commission in Form 10-K. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 1996, nor does it purport to represent the future financial position of the Company.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                           (Unaudited, in thousands)

                                                                 Historical         Pro Forma            Pro Forma
                                                                  Company          Adjustments            Company
                                                               --------------   ----------------      --------------
                           ASSETS

Net investment in hotel properties                             $    21,405        $    13,699(A)       $     35,104
Cash and cash equivalents                                            7,101               (247(A)              6,854
Accounts receivable from lessee                                      1,067                  -                 1,067
Reserve from replacements                                               68                  -                    68
Deferred expenses, net                                                 373                112(A)                485
Other assets                                                           207                 58(A)                265
                                                                ----------         ----------           -----------

                                                               $    30,221        $    13,622          $     43,843
                                                                ==========         ==========           ===========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
    Mortgages and bonds payable                                $     8,151        $    13,622(A)       $     21,773
    Obligations under capital leases                                    34                  -                    34
    Dividend payable                                                   561                  -                   561
    Accounts payable and accrued expenses                               83                  -                    83
                                                                ----------         ----------           -----------

                                                                     8,829             13,622                22,451
                                                                ----------         ----------           -----------

Minority interest                                                    3,247                  -                 3,247
                                                                ----------         ----------           -----------

Shareholders' equity
    Common stock                                                        35                  -                    35
    Additional paid-in capital                                      18,202                  -                18,202
    Undistributed earnings (deficit)                                   (92)                 -                   (92)
                                                                ----------         ----------           -----------

                                                                    18,145                  -                18,145
                                                                ----------         ----------           -----------

                                                               $    30,221        $    13,622          $     43,843
                                                                ==========         ==========           ===========

(A) Reflects the purchase of four hotel properties, the Acquisition Hotels, from unaffiliated parties for a purchase price of $13,400,000 plus related costs of acquisition. The purchase price was paid through the use of cash and borrowings from the Company's credit facility.

                        Humphrey Hospitality Trust, Inc.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          Year ended December 31, 1996
                           (Unaudited, in thousands)

         This unaudited pro forma condensed consolidated statement of income of Humphrey Hospitality Trust, Inc. is presented as if the acquisition of the Acquisition Hotels had occurred on January 1, 1996, and the percentage leases for the Acquisition Hotels were effective on January 1, 1996. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1996, previously filed with the Securities and Exchange Commission in Form 10-K, and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the year ended December 31, 1996 at pages 5 through 6. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated statement of income is not necessarily indicative of what actual results of operations of the Company would have been assuming such acquisitions had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                                                   Pro Forma
                                                                Historical        Acquisition
                                                                 Company            Hotels                Total
                                                              --------------    ---------------       --------------
Operating data:

    Percentage lease revenue                                   $     3,958        $    1,992   (A)     $      5,950
    Other revenue                                                       47                 -                     47
    Depreciation and amortization                                      736               571   (B)            1,307
    Real estate and personal property taxes
       and property insurance                                          252               107   (C)              359
    Interest expense                                                   493             1,208   (D)            1,701
    General and administrative                                         411                 7   (C)              418
    Land lease                                                           -                35   (E)               35
    Minority interest                                                  435                10   (F)              445
                                                                ----------         ---------            -----------

                  Net income                                   $     1,678        $       54           $      1,732
                                                                ==========         =========            ===========

(A) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical room and other revenue of the Acquisition Hotels.

(B) Represents pro forma depreciation on the Acquisition Hotels ($550) and amortization of deferred franchise costs ($21). Depreciation is computed based upon estimated useful lives of 40 years for buildings and improvements and 5 years for furniture and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(C) Represents real estate, personal property and business taxes and property insurance to be paid by the Partnership.

(D) Represents interest computed on approximately $13.6 million of debt incurred in connection with the purchase of the Acquisition Hotels.

(E) Represents land lease payments on the Gettysburg - Comfort Inn and Gettysburg - Holiday Inn Express to be paid by the Partnership.

(F) Represents pro forma minority interest for the Acquisition Hotels calculated at 15.18% of lease income minus depreciation and amortization, real estate and personal property taxes, property insurance, interest, general and administrative, and land lease expenses.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          Year ended December 31, 1996
                           (Unaudited, in thousands)

         This unaudited pro forma condensed statement of operations of Humphrey Hospitality Management, Inc. (the Lessee) is presented as if the acquisition of the Acquisition Hotels, by the Company had occurred on January 1, 1996, and the percentage leases for the Acquisition Hotels were effective on January 1, 1996. It should be read in conjunction with the financial statements of Humphrey Hospitality Management, Inc., previously filed with the Securities and Exchange Commission in Form 10-K of Humphrey Hospitality Trust, Inc., for the year ended December 31, 1996 and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the year ended December 31, 1996 at pages 5 through 6. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of the Company would have been assuming such transactions had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          Year ended December 31, 1996
                           (Unaudited, in thousands)

                                               Historical       Acquisition                                  Pro
                                                 Lessee           Hotels          Adjustments               Forma
                                             -------------    ---------------   ----------------        ------------
Total revenue                                 $     8,579         $   4,646      $         (36)(A)      $    13,189
                                               ----------          --------       ------------           ----------
Expenses

    Salaries and wages                              2,062             1,012                  -                3,074
    Room expense                                      434               279                  -                  713
    Telephone                                         183                52                  -                  235
    Marina expense                                     43                 -                  -                   43
    Administrative                                    387               196                (36)(B)              547
    Marketing and promotion                           254               228                  -                  482
    Utilities                                         430               230                  -                  660
    Repairs and maintenance                           227               111                  -                  338
    Taxes and insurance                               150               196               (121)(C)              225
    Franchise fees                                    421               377                  -                  798
    Land lease                                          -                35                (35)(D)                -
    Lease payments                                  3,957                 -              1,992 (E)            5,949
                                               ----------          --------       ------------           ----------

                                                    8,548             2,716              1,800               13,064
                                               ----------          --------       ------------           ----------

         Net income                           $        31         $   1,930      $      (1,836)         $       125
                                               ==========          ========       ============           ==========


(A) Decrease reflects the elimination of non-recurring investment and other revenue.

(B) Decrease reflects the elimination of non-recurring administrative expenses.

(C) Decrease reflects real estate and personal property taxes and casualty insurance to be paid by the Partnership and an adjustment to reflect estimated future insurance costs of the Lessee.

(D) Decrease reflects land lease expense on the Gettysburg - Comfort Inn and Gettysburg - Holiday Inn Express to be paid by the Partnership.

(E) Represents lease payments calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical room and other revenue of the Acquisition Hotels.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 1997
                           (Unaudited, in thousands)

         This unaudited pro forma condensed consolidated balance sheet of Humphrey Hospitality Trust, Inc. is presented as if the acquisition of the Acquisition Hotels had occurred on March 31, 1997. Such pro forma information is based upon the consolidated balance sheet of Humphrey Hospitality Trust, Inc. as of March 31, 1997. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. as of March 31, 1997, previously filed with the Securities and Exchange Commission in Form 10-Q. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 1997, nor does it purport to represent the future financial position of the Company.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 March 31, 1997
                           (Unaudited, in thousands)

                                                              Historical        Pro Forma              Pro Forma
                                                               Company         Adjustments              Company
                                                            --------------   ----------------        --------------
                           ASSETS

Net investment in hotel properties                             $    27,369        $    13,699(A)       $     41,068
Cash and cash equivalents                                            2,560               (247(A)              2,313
Accounts receivable from lessee                                        641                  -                   641
Reserve from replacements                                                4                  -                     4
Deferred expenses, net                                                 509                112(A)                621
Other assets                                                           321                 58(A)                379
                                                                ----------         ----------           -----------

                                                               $    31,404        $    13,622          $     45,026
                                                                ==========         ==========           ===========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
    Mortgages and bonds payable                                $     9,371        $    13,622(A)       $     22,993
    Obligations under capital leases                                    28                  -                    28
    Dividend payable                                                   780                  -                   780
    Accounts payable and accrued expenses                               35                  -                    35
                                                                ----------         ----------           -----------

                                                                    10,214             13,622                23,836
                                                                ----------         ----------           -----------

Minority interest                                                    3,217                  -                 3,217
                                                                ----------         ----------           -----------

Shareholders' equity
    Common stock                                                        35                  -                    35
    Additional paid-in capital                                      18,200                  -                18,200
    Undistributed earnings (deficit)                                  (262)                 -                  (262)
                                                                ----------         ----------           -----------

                                                                    17,973                  -                17,973
                                                                ----------         ----------           -----------

                                                               $    31,404        $    13,622          $     45,026
                                                                ==========         ==========           ===========

(A) Reflects the purchase of four hotel properties, the Acquisition Hotels, from unaffiliated parties for a purchase price of $13,400,000 plus related costs of acquisition. The purchase price was paid through the use of cash and borrowings from the Company's credit facility.

                        Humphrey Hospitality Trust, Inc.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                       Three months ended March 31, 1997
                           (Unaudited, in thousands)

         This unaudited pro forma condensed consolidated statement of income of Humphrey Hospitality Trust, Inc. is presented as if the acquisition of the Acquisition Hotels had occurred on January 1, 1997, and the percentage leases for the Acquisition Hotels were effective on January 1, 1997. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the three months ended March 31, 1997, previously filed with the Securities and Exchange Commission in Form 10-Q, and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the three months ended March 31, 1997 at pages 5 through 6. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated statement of income is not necessarily indicative of what actual results of operations of the Company would have been assuming such acquisitions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                                                                                  Pro Forma
                                                              Historical         Acquisition
                                                               Company              Hotels                 Total
                                                            --------------     ----------------        --------------
Operating data:
    Percentage lease revenue                                   $       964        $       373(A)       $      1,337
    Other revenue                                                       74                  -                    74
    Depreciation and amortization                                      206                143(B)                349
    Real estate and personal property taxes
       and property insurance                                           55                 27(C)                 82
    Interest expense                                                   156                300(D)                456
    General and administrative                                          42                  -                    42
    Land lease                                                           -                  9(E)                  9
    Minority interest                                                   88                (16(F)                 72
                                                                ----------         ----------           -----------

                  Net income                                   $       491        $       (90)         $        401
                                                                ==========         ==========           ===========

(A) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical room and other revenue of the Acquisition Hotels.

(B) Represents pro forma depreciation on the Acquisition Hotels ($138) and amortization of deferred franchise costs ($5). Depreciation is computed based upon estimated useful lives of 40 years for buildings and improvements and 5 years for furniture and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(C) Represents real estate and personal property taxes and property insurance to be paid by the Partnership.

(D) Represents interest computed on approximately $13.6 million of debt incurred in connection with the purchase of the Acquisition Hotels.

(E) Represents land lease payments on the Gettysburg - Comfort Inn and Gettysburg - Holiday Inn Express to be paid by the Partnership.

(F) Represents pro forma minority interest for the Acquisition Hotels calculated at 15.18% of lease income minus depreciation and amortization, real estate and personal property taxes, property insurance, interest, general and administrative, and land lease expenses.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                       Three months ended March 31, 1997
                           (Unaudited, in thousands)

         This unaudited pro forma condensed statement of operations of Humphrey Hospitality Management, Inc. (the Lessee) is presented as if the acquisition of the Acquisition Hotels, by the Company had occurred on January 1, 1997, and the percentage leases for the Acquisition Hotels were effective on January 1, 1997. It should be read in conjunction with the financial statements of Humphrey Hospitality Management, Inc., previously filed with the Securities and Exchange Commission in Form 10-Q of Humphrey Hospitality Trust, Inc., for the three months ended March 31, 1997 and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the three months ended March 31, 1997 at pages 5 through 6. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of the Company would have been assuming such transactions had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                       Three months ended March 31, 1997
                           (Unaudited, in thousands)

                                               Historical       Acquisition                                  Pro
                                                 Lessee           Hotels          Adjustments               Forma
                                              -------------   ---------------   ----------------        -------------
Total revenue                                 $     1,854         $     614      $           -          $     2,468
                                               ----------          --------       ------------           ----------
Expenses
    Salaries and wages                                538               234                  -                  772
    Room expense                                      110                48                  -                  158
    Telephone                                          40                 5                  -                   45
    Marina expense                                      9                 -                  -                    9
    Administrative                                    107                54                (30)(A)              131
    Marketing and promotion                            73                40                  -                  113
    Utilities                                         118                49                  -                  167
    Repairs and maintenance                            36                27                  -                   63
    Taxes and insurance                                50                17                 (2)(B)               65
    Franchise fees                                     93                40                  -                  133
    Land lease                                          -                 9                 (9)(C)                -
    Lease payments                                    964                 -                373 (D)            1,337
                                               ----------          --------       ------------           ----------

                                                    2,138               523                332                2,993
                                               ----------          --------       ------------           ----------

         Net income                           $      (284)        $      91      $        (332)         $      (525)
                                               ==========          ========       ============           ==========


(A) Decrease reflects the elimination of non-recurring administrative expenses.

(B) Decrease reflects real estate and personal property taxes and casualty insurance to be paid by the Partnership and an adjustment to reflect estimated future insurance costs of the lessee.

(C) Decrease represents land lease expense on the Gettysburg - Comfort Inn and Gettysburg - Holiday Inn Express to be paid by the Partnership.

(D) Represents lease payments calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical revenue of the Acquisition Hotels.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Humphrey Hospitality Trust, Inc.

Date:                                       By: ________________________________
                                                James I. Humphrey Jr.
                                                Chairman and President